                                                          EXHIBIT 10.5


                            AMENDMENT AND CONSENT



     AMENDMENT AND CONSENT dated May 23, 1997 by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), THE RUG BARN, INC., a South Carolina corporation, HOME INNOVATIONS, INC., a Delaware corporation, DHA HOME, INC., formerly known as CALVIN KLEIN HOME, INC., a Delaware corporation, and R.A. BRIGGS AND COMPANY, an Illinois corporation (each, individually, a "Borrower", and, collectively, the "Borrowers"), DECORATIVE HOME ACCENTS, INC., a Delaware corporation, and DRAYMORE MFG. CORP., a North Carolina corporation (each, individually, a "Guarantor", and collectively, the "Guarantors"), and HOME INNOVATIONS, INC. ("HI New York"), a New York corporation.

                              W I T N E S S E T H:

     WHEREAS, Lender, Borrowers, Guarantors and HI New York entered into a Loan and Security Agreement dated November 13, 1996 which has been amended pursuant to a letter agreement dated March 1, 1997 (as so amended, the "Loan Agreement"), pursuant to which Lender has made and may continue to make loans, and has provided and may continue to provide other financial accommodations, to Borrowers; and

     WHEREAS, Borrowers desire to obtain additional working capital financing pending a proposed restructuring of the liabilities and capital stock of Decorative Home Accents, Inc. and Borrowers and Draymore Mfg. Corp. ("Draymore"); and

     WHEREAS, various investment advisory clients (the "Term Lenders") of Magten Asset Management Corp., a Delaware corporation ("Magten"), Borrowers, Guarantors, and HI New York are entering into the Term Loan Documents (as defined herein) pursuant to which the Term Lenders will make secured loans to Borrowers up to an aggregate principal amount of $20,000,000 (together with the related $5,000,000 closing fee referred to in the Term Loan Documents, collectively, the "Bridge Loan") to provide such additional working capital, which Bridge Loan will be guaranteed on a secured basis by Guarantors and HI New York; and

     WHEREAS, Borrowers have requested Lender's consent under the Loan Agreement to their execution and delivery of the Term Loan Documents, the incurrence of the indebtedness arising from the Bridge Loan, and the granting of liens and security interests contemplated by the Term Loan Documents; and

     WHEREAS, certain Events of Default (as defined in the Loan Agreement) have occurred, and Borrowers have requested waivers thereof from Lender; and

     WHEREAS, Lender is willing to grant such consent and waivers, but only on the terms and conditions of this Amendment and Consent.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Incorporation of Definitions. Capitalized terms used but not defined in this Amendment and Consent shall have the meanings given to such terms in the Loan Agreement.

     2. Consent to Term Loan Documents and Related Transactions. To the extent that Lender's consent is required under the Loan Agreement, effective upon the satisfaction of the conditions set forth in Section 6 of this Amendment and Consent, Lender hereby consents to Borrowers', Guarantors', and HI New York's execution and delivery of the Term Loan Documents and their consummation of the transactions contemplated thereby, on the terms contained in the definitive Term Loan Documents delivered to and found satisfactory by Lender and its counsel in accordance with Section 6 of this Amendment and Consent, including, without limitation, (a) the granting by Borrowers, Guarantors, and HI New York to the Term Lenders of (i) a first priority lien on and security interest in all of their existing and other acquired equipment, fixtures (excluding fixtures bearing or identified by the Calvin Klein Intellectual Property (as defined in the Loan Agreement)) and interests in real property and the proceeds thereof, in accordance with the terms of the Intercreditor Agreement (the "Intercreditor Agreement"), dated May 23, 1997, between Lender and the Term Lenders, and (ii) a lien and security interest, subordinate to those of Lender, on and in their existing and future accounts, inventory, general intangibles, documents, instruments, chattel paper, and all other assets and the proceeds thereof (excluding the Calvin Klein License), and (b) the granting by Holdings and HI Delaware to the Term Lenders of a first priority pledge of and security interest in the capital stock of Holdings' and HI Delaware's subsidiaries, and the proceeds thereof, in order to secure their respective obligations under the Bridge Loan. Lender's consent above is limited to the terms and conditions contained in the definitive Term Loan Documents delivered to and found satisfactory by Lender and its counsel in accordance with Section 6 hereof, and Borrowers, Guarantors, and HI New York shall be required to obtain Lender's further consent to any modification, supplement, amendment, extension, renewal, restatement, or replacement of the Term Loan Documents or any transaction not contemplated by such definitive Term Loan Documents.

     3. Waiver of Defaults. Effective upon the satisfaction of the conditions set forth in Section 6 of this Amendment and Consent, Lender waives any Event of Default: (a) based on Borrowers' failure to comply with Section 9.13 of the Loan Agreement on or prior to the date hereof; (b) based on Borrowers' and Guarantors' failure to comply with the covenants set forth in Section 9.6 of the Loan Agreement with respect to the delivery, on or prior to the dates required under Section 9.6(a) of the Loan Agreement, of audited financial statements for the fiscal year ended December 31, 1996 or unaudited financial statements for the months of March 1997 and April 1997, (c) based on Borrowers' and Guarantors' failure at any time to comply with the covenant set forth in Section 9.9(b) of the Loan Agreement insofar as they have any trade obligations unpaid for more than 50 days; (d) based on Borrower's and Guarantors' failure to comply with the covenant set forth in Section 9.16(a) of the Loan Agreement insofar as the Calvin Klein License has been terminated without Lender's consent; and (e) based on HI New York's failure to effectively merge into HI Delaware under the applicable laws of the State of New York (the "Merger") on or prior to the date hereof. In order to induce Lender to grant the foregoing waivers, (x) Borrowers and Guarantors agree to deliver audited financial statements meeting the requirements of Section 9.6(a) of the Loan Agreement for the fiscal year ended December 31, 1996 no later than May 30, 1997, unaudited financial statements meeting such requirements for the month of March 1997 no later than May 23, 1997, and unaudited financial statements meeting such requirements for the month of April 1997 no later than June 6, 1997, and (y) Holdings, HI Delaware and HI New York covenant and agree to take all necessary action to effect the Merger, and to deliver evidence of such effectiveness to Lender, not later than June 30, 1997. Any failure to comply with any agreement in the immediately preceding sentence shall be an Event of Default.

     4. Amendments to Loan Agreement. Effective upon the satisfaction of the conditions set forth in Section 6 of this Amendment and Consent:

           (a) Section 1 of the Loan Agreement is amended by amending the following definition in its entirety to read as follows:

           "Adjusted Tangible Net Worth" shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount, calculated in the same manner as set forth on Schedule 1.3, equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals); minus (b) the net book value of (i) deferred assets, other than prepaid insurance, prepaid taxes, deferred income taxes, prepaid advertising, deposits, and other prepaid costs, (ii) patents, copyrights, trademarks, trade names, licenses, customer lists, franchises, goodwill, and other similar intangibles, (iii) amounts due from affiliates and stockholders, and (iv) unamortized debt discount and expense; provided, however, that the foregoing calculation shall exclude and not otherwise give effect to any cancellation, forgiveness, exchange, or restructuring of the indebtedness or capital stock of such Person or any of its subsidiaries accruing on or after the date of the Term Loan Documents.

                  (b) Section 1 of the Loan Agreement is amended by adding the following definitions thereto in the proper numerical order:

                  1.8A "Calvin Klein License" shall mean (i) the License Agreement, dated as of May 26, 1994, between Calvin Klein, Inc. and Calvin Klein Home, Inc., (ii) the License Agreement, dated as of April 27, 1997, between Calvin Klein, Inc. and DHA Home, Inc., and (iii) any other license agreements entered into in replacement of the foregoing license agreements regarding Borrowers' right to manufacture and distribute Inventory bearing Calvin Klein trademarks.

                  1.45A "Real Property" shall mean all now owned and hereafter acquired real property of each Borrower, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described on Schedule 1.45A hereto (but specifically excluding fixtures bearing or identified by the Calvin Klein Intellectual Property).

                  1.49A "Term Loan Documents" shall mean the Credit Agreement dated as of May 23, 1997 among Borrowers, Guarantors, HI New York, and General Motors Employees Domestic Group Pension Trust, Hughes Master Retirement Trust, Department of Pensions-City of Los Angeles, Magten Offshore Fund Ltd., Magten Partners, L.P., Magten Group Trust, Navy Exchange Service Command Retirement Trust, Western Union Pension Trust, and Saturn Fund Ltd., and each and every note, guarantee, security agreement, pledge agreement, mortgage or deed of trust, or other agreement, instrument, or document establishing terms of or evidencing, guaranteeing, or securing obligations arising in connection with such Credit Agreement.

                  (c) Section 4.1(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  (i) Lender shall have received a written agreement from Calvin Klein, Inc., in form and substance satisfactory to Lender, containing certain agreements facilitating Lender's enforcement of its security interest in Inventory bearing trademarks licensed under the License Agreement dated as of May 26, 1994 (the "Original Calvin Klein License") between Calvin Klein, Inc. and Calvin Klein Home, Inc.; and.

                  (d) Section 5 of the Loan Agreement is hereby amended in its entirety to read as follows:

                       To secure payment and performance of all Obligations,
                  each Borrower and HI New York hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

                  5.1 Accounts;

                  5.2 all present and future contract rights (specifically excluding the Calvin Klein License), general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, all licenses (other than the Calvin Klein License and any sublicenses thereunder), whether as licensor or licensee, choses in action and other claims), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties provided, however, that this excludes any and all interests and/or rights to use the trademark "Calvin Klein" (or "CK/Calvin Klein" or other derivative thereof) deriving from the Calvin Klein License or otherwise including any and all copyrights, copyrightable material or other intellectual property or proprietary data or information which may exist or arise in connection with or relating to the Calvin Klein License (collectively, the "Calvin Klein Intellectual Property"), except as otherwise agreed in writing by Calvin Klein, Inc.;

                  5.3 all present and future monies, securities, credit balances, deposits, deposit accounts and other property of such Borrower or HI New York now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of such Borrower or HI New York, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                  5.4  Inventory;

                  5.5  Records;

                  5.6  Equipment;

                  5.7  Real Property; and

                  5.8 all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

         Each Borrower hereby confirms that the property constituting Collateral is, and is intended to be, the same as the property of Borrowers and HI New
York in which security interests and liens have been or will be granted pursuant to the Term Loan Documents, notwithstanding any differences in the language used to describe such property in the Term Loan Documents.

                  (d) The first sentence of Section 9.13 of the Loan Agreement is hereby amended in its entirety to read as follows:

                        Borrowers shall maintain an aggregate Adjusted Tangible Net Worth of not less than ($110,000,000) at all times.

                  5. Amendment to General Security Agreement. Effective upon the satisfaction of the conditions set forth in Section 6 of this Amendment and
Consent:

                  (a) Section 1 of the General Security Agreement dated November 12, 1996 between Draymore and Lender (the "General Security Agreement") is amended by adding the following definition in the proper numerical order:

                  1.12A "Real Property" shall mean all now owned and hereafter acquired real property of Guarantor, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described on Schedule 1.12A hereto.

                  (b) Section 2 of the General Security Agreement is hereby amended in its entirety to read as follows:

                        To secure payment and performance of all Obligations, Guarantor hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

                  2.1 Accounts;

                  2.2 all present and future contract rights, general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, all licenses, whether as licensor or licensee, choses in action and other claims), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

                  2.3 all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Guarantor now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                  2.4  Inventory;

                  2.5  Records;

                  2.6  Equipment;

                  2.7  Real Property; and

                  2.8 all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                  Guarantor hereby confirms that the property constituting Collateral is, and is intended to be, the same as the property of Guarantor in which security interests and liens have been or will be granted pursuant to the Term Loan Documents (as defined in the Loan Agreement), notwithstanding any differences in the language used to describe such property in the Term Loan Documents.

                  6. Conditions Precedent. The consent set forth in Section 2 hereof, the waivers set forth in Section 3 hereof, and the amendments to the Loan Agreement and General Security Agreement set forth in Section 4 and
Section 5 hereof shall not be effective unless and until each of the following conditions precedent is satisfied as determined by Lender:

                  (a) each of Borrowers, Guarantors and HI New York shall have executed and delivered to Lender this Amendment and Consent;

                  (b) Lender and its counsel shall have received, reviewed and found satisfactory, in form and substance, each of the documents listed on Exhibit A hereto, and all other agreements, instruments, and documents entered into or delivered pursuant thereto or in connection therewith to establish terms or conditions of or evidence, secure, or guarantee the Bridge Loan (collectively, the "Term Loan Documents");

                  (c) the Term Lenders shall have executed and delivered to Lender the Intercreditor Agreement, in form and substance satisfactory to Lender, together with the acknowledgement of Borrowers, Guarantors and HI New York, in form and substance satisfactory to Lender, indicating their agreement and acknowledgement of the terms thereof;

                  (d) Lender and its counsel shall have received, reviewed and found satisfactory, in form and substance, the Supplemental Indenture to the Indenture, containing the waiver of any breach of the Indenture arising from the Term Loan Documents and this Amendment and Consent;

                  (e) Lenders and its counsel shall have received, reviewed, and found satisfactory, in form and substance, (i) the License Agreement dated April 27, 1997 between Calvin Klein, Inc. and DHA Home, Inc. (the "New CK License") and (ii) Letter Agreements from Calvin Klein Inc., substantially identical to those letter agreements dated November 8, 1996, between Calvin Klein, Inc. and Lender relating to the New CK License;

                  (f) DHA Home, Inc. shall have executed and delivered to Lender such UCC-1 Financing Statements and other instruments and documents, and taken such other action, as Lender shall have requested to continue the perfection of Lender's security interest after giving effect to the change of name of Calvin Klein Home, Inc. to DHA Home, Inc.;

                  (g) Borrowers, HI New York, and Guarantors shall have executed and delivered to Lender such UCC-3 Amendments and other instruments and documents, and taken such other action, as Lender shall have requested to perfect or continue the perfection of Lender's security interests in and liens on the Collateral, after giving effect to the amendments in Section 4 and 5 hereof; and

                  (h) at the time the conditions in sections (a) through (g) above have been satisfied, no Event of Default or default under the Indenture shall have occurred and be continuing.

                  7. Fees and Expenses. In consideration of Lender's agreements contained herein and in order to induce Lender to enter into this Amendment and Consent, Borrowers, Guarantors and HI New York shall herewith pay Lender a non-refundable fee of $25,000, due as of the date hereof, which each of Borrowers, Guarantors and HI New York acknowledge and agree has been fully earned by Lender and is payable on such date and which Lender is authorized to charge to Borrowers' loan account with Lender. Each of Borrowers, Guarantors, and HI New York confirms that, under the Loan Agreement, it shall pay Lender's attorneys' fees and expenses incurred in connection with this Amendment and Consent and the transactions contemplated hereby.

                  8. Ratification. (a) Except as expressly set forth herein, the Loan Agreement and the other Financing Agreements are not modified hereby and each shall remain in full force and effect in accordance with the respective provisions thereof on the date hereof, and the Loan Agreement and the other Financing Agreements are each in all respects ratified and affirmed. The consent and waivers given herein are limited to the specific instances in which given and shall not be deemed to be a consent to or waiver of any other or further divergence from full compliance with the terms of the Financing Agreements, or, except as expressly set forth herein, to be an amendment or modification of any of the terms of the Financing Agreements, or to require Lender to give a consent or waiver in any other or subsequent situation, regardless of the similarity of circumstances. Lender's agreements herein shall not be construed to require Lender to extend any additional credit not expressly contemplated by the Loan Agreement, or make any amendment to the Loan Agreement or any other Financing Agreements, on any other occasion, regardless of the similarity of circumstances.

                        (b) Each Borrower and Guarantor and HI New York hereby (i) acknowledges notice of the terms and conditions of this Amendment and Consent, (ii) confirms and agrees that the Guaranteed Obligations under and as defined in such Borrower's or Guarantor's or in HI New York's guarantee set forth on Exhibit B hereto (collectively, the "Guarantees") include all Borrowers' Obligations for or in respect of the principal of, accrued interest in, and other charges now or hereafter payable in connection with the Loans and Letter of

Credit Accommodations including, without limitation, those arising after giving effect to this Amendment and Consent, and (iii) confirms that, after giving effect to this Amendment and Consent and to the making of the amendments to the Loan Agreement contemplated hereby, its Guarantee is its valid and binding obligation, enforceable against it in accordance with their terms, without defenses, offsets, or counterclaims, and continues in full force and effect.

                  9. Representations and Warranties. Without limiting any other provision of this Amendment and Consent, and as an inducement to Lender to enter into this Amendment and Consent, each of Borrowers, Guarantors and HI New York hereby: (a) represents, warrants and agrees that the Loan Agreement and the other Financing Agreements are its valid and binding obligations enforceable against it in accordance with their terms, without defenses, offsets or counterclaims; and (b) represents and warrants that: (i) each of the representations and warranties of each of Borrowers, Guarantors and HI New York set forth in the Loan Agreement and the other Financing Agreements is true and correct in all material respects, as of the date hereof, except as set forth in Exhibit C hereto (it being understood that Lender's receipt of the disclosure of the exceptions set forth on Exhibit C should not be construed as Lender's acceptance of or waiver of any of its rights or remedies with respect to the facts and circumstances so disclosed); and (ii) no Event of Default, or event which with notice or the passage of time would become an Event of Default, has occurred and is continuing with respect to each of the Financing Agreements and the Indenture.

                  10. Governing Law. The validity, interpretation and enforcement of this Amendment and Consent and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

                  11. Amendments and Waivers. Neither this Amendment and Consent nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

                  12. Counterparts. This Amendment may be executed in one or more counterparts, and by Lender and each other party hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Lender, Borrowers, Guarantors and HI New York have caused these presents to be duly executed as of the day and year first above written.




LENDER                                  BORROWERS
------                                  ---------

CONGRESS FINANCIAL CORPORATION          THE RUG BARN, INC.

By:_____________________________        By:_____________________________

Title:__________________________        Title:__________________________

Address:                                Chief Executive Office:
--------                                -----------------------

1133 Avenue of the Americas             Highway 28 Bypass, Industrial Park Road
New York, NY  10036                     Abbeville, South Carolina  29620


                                        HOME INNOVATIONS, INC.,
                                        a Delaware corporation

                                        By:_____________________________

                                        Title:__________________________


                                        Chief Executive Office:
                                        -----------------------

                                        346 East Plaza Drive
                                        Mooresville, North Carolina  28115


                                        DHA HOME, INC., formerly known as
                                        CALVIN KLEIN HOME, INC.


                                        By:_____________________________

                                        Title:__________________________

                                       Chief Executive Office:
                                       -----------------------

                                       346 East Plaza Drive
                                       Mooresville, North Carolina  28115


                                       R.A. BRIGGS & COMPANY


                                       By:_____________________________

                                       Title:__________________________

                                       Chief Executive Office:
                                       -----------------------

                                       143 Main Street
                                       Lake Zurich, Illinois 60047


                                       GUARANTORS
                                       ----------

                                       DECORATIVE HOME ACCENTS, INC.


                                       By:_____________________________

                                       Title:___________________________

                                       Chief Executive Office:
                                       -----------------------

                                       Highway 28 Bypass, Industrial Park Road
                                       Abbeville, South Carolina 29620


                                       DRAYMORE MFG. CORP.


                                       By:_____________________________

                                       Title:___________________________

                                       Chief Executive Office:
                                       -----------------------

                                       346 East Plaza Drive
                                       Mooresville, North Carolina  28115
                                       HOME INNOVATIONS, INC.,
                                       a New York corporation

                                       By:_____________________________

                                       Title:___________________________

                                       Chief Executive Office:
                                       -----------------------

                                       346 East Plaza Drive
                                       Mooresville, North Carolina  28115

                SCHEDULE 1.45A to Loan and Security Agreement
                ---------------------------------------------

                                Real Property

Highway 52
Morven, North Carolina  28119

Highway 28 Bypass
Industrial Park Road
Abbeville, South Carolina  29620

346 East Plaza Drive
Mooresville, North Carolina  28115

                                  EXHIBIT A
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                             Term Loan Documents

1. Credit Agreement, dated as of May 23, 1997, among The Rug Barn, Inc., Home Innovations, Inc., DHA Home, Inc. and R.A. Briggs and Company, as Borrowers, Decorative Home Accents, Inc., Draymore Mfg. Corp., and Home Innovations, Inc., as Guarantors and the Lenders Listed on the Signatures Pages, as Lenders.

2. Security Agreement, dated as of May 23, 1997 from The Rug Barn, Inc., Home Innovations, Inc., a Delaware corporation, DHA Home, Inc., R.A. Briggs and Company, Decorative Home Accents, Inc., Draymore Mfg. Corp., and Home Innovations, Inc., a New York corporation as Grantors to the Lenders Party to the Credit Agreement Referred to Herein.

3. Pledge Agreement, dated as of May 23, 1997, made by Decorative Home Accents, Inc. in favor of the Lenders Party to the Credit Agreement.

4. Pledge Agreement, dated as of May 23, 1997, made by Home Innovations, Inc., a Delaware corporation, in favor of the Lenders Party to the Credit Agreement.

5.   Term Notes

6.   [Safekeeping Agreement]

7. Collateral Assignment of Trademarks and Trademark Licenses (Security Agreement), dated as of May 23, 1997, between Home Innovations, Inc., a Delaware corporation, and the Assignees.

8. Collateral Assignment of Trademarks and Trademark Licenses (Security Agreement), dated as of May 23, 1997, between The Rug Barn, Inc. and the Assignees.

9. Collateral Assignment of Trademarks and Trademark Licenses (Security Agreement), dated as of May 23, 1997, between R.A. Briggs and Company and the Assignees.

10. Copyright Mortgage and Security Agreement, dated May 23, 1997, between The Rug Barn, Inc. and the Secured Parties.

11. Copyright Mortgage and Security Agreement, dated May 23, 1997, between Home Innovations, Inc., a Delaware corporation and the Secured Parties.

12.  Instructions for Disbursing Loan Proceeds

13.  UCC-1s and UCC-3s

14.  Stock Powers (in blank)



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15.  Landlord Waivers

16.  Letter from Accountants

17. Letter from Calvin Klein, Inc. dated as of May 23, 1997 addressed to the Lenders Listed on the Signature Pages thereto regarding Approved Distribution Channels.

18. Letter from Calvin Klein, Inc. dated as of May 23, 1997 addressed to the Lenders Listed on the Signature Pages thereto regarding Acknowledgement of Lenders' Rights with License Agreement and Licensed Articles.








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                                  EXHIBIT B
                                  ---------

                                  Guarantees

1.   Guarantee, dated as of November 12, 1996, of The Rug Barn, Inc.

2. Guarantee, dated as of November 12, 1996, of Home Innovations, Inc., a Delaware corporation.

3.   Guarantee, dated as of November 12, 1996, of R.A. Briggs and Company.

4.   Guarantee, dated as of November 12, 1996, of Calvin Klein Home, Inc.





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                                  EXHIBIT C
                                  ---------